CONSULTING AGREEMENT

     This CONSULTING AGREEMENT (the "AGREEMENT"), is entered into as of the _____ day of July, 2000, by and between FUSION NETWORKS, INC., a Delaware corporation (the "COMPANY"), and BIG DOG VENTURES, INC. (the "CONSULTANT").

                              W I T N E S S E T H:

     WHEREAS,   the  COMPANY  is  a  provider  of  Internet  portal  technology, applications and content designed to enable corporate customers to develop effective Spanish, English and Portuguese-related Internet strategies;

     WHEREAS, the CONSULTANT has extensive contacts with cultural, service and municipal groups ("Potential Clients");

     WHEREAS, the COMPANY and the CONSULTANT desire to enter into an independent consultant relationship pursuant to which CONSULTANT will render valuable services (the "Services") to the COMPANY in connection with the introduction of the COMPANY to Potential Clients for the purpose of licensing co-branded Internet portals; and

     WHEREAS, this AGREEMENT governs the relationship between the parties from and after the date hereof, and supersedes all previous agreements between them, either written or oral, heretofore made.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements and promises hereinafter set forth, the parties hereto hereby agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                               CONSULTING SERVICES

     Section 1.1. Nature of Services. CONSULTANT shall assist the COMPANY by providing marketing Services with the Marketing Territory defined in Section 1.3 below. CONSULTANT shall introduce the COMPANY to Potential Clients with the objective of securing licenses to develop and operate Internet portals ("Portals") within the Marketing Territory.

     Section 1.2 Independent Contractor Relationship. The COMPANY and the CONSULTANT acknowledge that the relationship between and among themselves is that of an "independent contractor". As such, neither party shall assert that the CONSULTANT is an employee of the COMPANY, and each party affirms that none of the benefits or obligations associated with an employer/employee relationship exists. Further, the CONSULTANT shall have no authority to bind the COMPANY to any contract and shall not hold itself out as having such capacity.

     Section 1.3 Marketing Territory. The "Marketing Territory" shall be the Tri-County region known as South Florida, which encompasses Miami-Dade, Broward and Palm Beach Counties. Contractor shall have the right of first refusal to any development in this region.

                                   ARTICLE II
                                      FEES

     Section 2.1. Portal Fees. COMPANY shall pay CONSULTANT $25,000 for each Portal licensed by the COMPANY by a Potential Client introduced by the CONSULTANT (the "Portal Fee"). Portal Fees shall be payable on the last business day of each calendar month in which a definitive licensing agreement(s) is executed relative to a Portal (the "Payment Date") and shall be payable in shares of common stock of the COMPANY based on the closing price of the common stock on the Payment Date. Shares of common stock issuable as payment of the Portal Fee shall be delivered within five (5) business days after each Payment Date. Unless a registration statement is then in effect with respect to said shares, certificates evidencing shares issued in payment of the Portal Fee shall bear a legend indicating that such shares may not be resold except pursuant to, and in compliance with, an applicable exemption from the registration requirements of the Securities Act of 1933 (the "Securities Act").

     Section 2.2. Stock Option. COMPANY shall grant to CONSULTANT, on the date hereof, a non-qualified stock option (the "Option") exercisable for a period of five years to purchase 25,000 shares of common stock of the COMPANY at the closing price of the COMPANY's common stock on the date hereof. The Option shall survive termination of this Agreement.

     Section 2.3. Additional Fees. If, in the course of delivering Services hereunder, parties introduced to the COMPANY by the CONSULTANT provide funding to the COMPANY, the COMPANY shall pay to the CONSULTANT a fee(s) (the "Additional Fee") in an amount not to exceed ten percent (10%) of the funding so provided, or such other amount as the parties hereto may negotiate from time to time.

     Section 2.4. Expense Reimbursement. COMPANY shall reimburse CONSULTANT for all reasonable expenses related to the performance of Services provided that the COMPANY shall have approved such expenses in advance in writing. CONSULTANT shall provide a written accounting and explanation of all expenses for which reimbursement is sought on a monthly basis and the COMPANY shall reimburse all such expenses within thirty (30) days following receipt of each written accounting and supporting documentation.

                                   ARTICLE III
                                      TERM

     The term of this Agreement shall commence on the date hereof and shall run for two years thereafter (the "Term"). The COMPANY may terminate this Agreement without cause at any time by giving ninety (90) days advance notice in writing.

                                   ARTICLE IV
                         REPRESENTATIONS OF THE COMPANY

     The COMPANY represents to CONSULTANT that:

     (i) The COMPANY is duly authorized to enter into this Agreement and to carry out the terms set out herein and that execution of this Agreement and carrying out of the terms hereof will not breach any provision of the articles of incorporation or bylaws of the COMPANY or any contracts to which the COMPANY is a party.

     (ii) The execution of this Agreement will create a valid and binding obligation on the part of the COMPANY enforceable in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, moratorium or similar laws.

                                    ARTICLE V
                          REPRESENTATIONS OF CONSULTANT

     CONSULTANT represents to the COMPANY that:

     (i) CONSULTANT, its agents and employees, will not disclose to any third party any proprietary information relating to the business of the COMPANY which may come into CONSULTANT's possession in the course of rendering Services without the prior written consent of the COMPANY and will turn over to the COMPANY all materials of any nature relating to the COMPANY, its services or business, including all work product created as a result of the CONSULTANT's performance of this Agreement, upon termination of this Agreement. CONSULTANT acknowledges that in the course of performing Services it will come into possession of information which is considered proprietary to the COMPANY and CONSULTANT will use its best efforts to maintain the confidentiality of such information.

     (ii) CONSULTANT will not use, publish or allow the use of the COMPANY's name or any trade name or trade mark owned or licensed by the COMPANY in connection with any oral or written publication without the express prior written consent of the COMPANY.

     (iii) CONSULTANT acknowledges that any and all works prepared under this Agreement and fixed in any tangible medium of expression (including, without limitation, reports, drawings, records, notebooks, manuals, computer programs and printouts) shall be the exclusive property of the COMPANY and shall be delivered to the COMPANY at any time upon its request. CONSULTANT hereby transfers to the COMPANY ownership of any copyright for any such work and waives all moral rights in any such work.

     (iii) The execution of this Agreement will create a valid and binding obligation on the part of CONSULTANT enforceable in accordance with the terms hereof, except as may be limited by bankruptcy, insolvency, moratorium or similar laws.

                                   ARTICLE VI
                          PIGGYBACK REGISTRATION RIGHTS

     (i) The COMPANY covenants and agrees with the CONSULTANT that if, at any time during the term of this Agreement, it proposes to file a registration statement with respect to any class of equity or equity-related security (other than in connection with an offering to the Company's employees or in connection with an acquisition, merger or similar transaction) under the Securities Act in a primary registration on behalf of the COMPANY and/or in a secondary registration on behalf of holders of such securities and the registration form to be used may be used for registration of the shares of common stock issuable as payment of the Portal Fee and the shares of common stock underlying the Option (collectively, the "Registrable Securities"), the COMPANY will give prompt written notice (which, in the case of a registration statement pursuant to the exercise of demand registration rights shall be within ten (10) business days after the COMPANY's receipt of notice of such exercise and, in any event, shall be at least 30 days prior to such filing) to the holders of Registrable Securities at the addresses appearing on the records of the COMPANY of its intention to file a registration statement and will offer to include in such registration statement all, but not less than 20% of the Registrable Securities, subject to paragraphs (a) and (b) of this Article VI(i), such number of Registrable Securities with respect to which the COMPANY has received written requests for inclusion therein within ten (10) days after the giving of notice by the COMPANY. All registrations requested pursuant to this Article VI are referred to herein as "Piggyback Registrations". All Piggyback Registrations pursuant to this Article VI will be made solely at the COMPANY's expense. This
Article is not applicable to a registration statement filed by the COMPANY on Forms S-4 or S-8 or any successor forms.

     (a) Priority on Primary Registrations. If a Piggyback Registration includes an underwritten primary registration on behalf of the COMPANY and the underwriter(s) for such offering determines in good faith and advises the COMPANY in writing that in its/their opinion the number of Registrable Securities requested to be included in such registration exceeds the number that can be sold in such offering without materially adversely affecting the distribution of such securities by the COMPANY, the COMPANY will include in such registration (1) first, the securities that the COMPANY proposes to sell and (2) second, the Registrable Securities requested to be included in such registration, apportioned pro rata among the holders of the Registrable Securities and holders of other securities requesting registration.

     (b) Priority on Secondary Registrations. If a Piggyback Registration consists only of an underwritten secondary registration on behalf of holders of securities of the COMPANY, and the underwriter(s) for such offering advises the COMPANY in writing that in its/their opinion the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering without materially adversely affecting the distribution of such securities, the COMPANY will include in such registration
(1) first, the securities requested to be included therein by the holders requesting such registration, and (2) second, the Registrable Securities requested to be included in such registration and securities of holder of other securities requested to be included in such registration statement, pro rata among all such holders on the basis of the number of shares requested to be included by each such holder, provided, however, the COMPANY will use its best efforts to include not less than 20% of the Registrable Securities.

Notwithstanding the foregoing, if any such underwriter shall determine in good faith and advise the COMPANY in writing that the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by the COMPANY would materially adversely affect the distribution of such securities by the COMPANY, then the holders of such Registrable Securities shall delay their offering and sale for such period ending on the earliest of (x) 90 days following the effective date of the COMPANY's registration statement, (y) the day upon which the underwriting syndicate, if any, for such offering shall have been disbanded or, (z) such date as the COMPANY, managing underwriter and holders of Registrable Securities shall otherwise agree. In the event of such delay, the COMPANY shall file such supplements, post-effective amendments and take any such other steps as may be necessary to permit such holders to make their proposed offering and sale for a period of 120 days immediately following the end of any such period of delay. If any party disapproves the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the COMPANY, the underwriter, and the holder. Notwithstanding the foregoing, the COMPANY shall not be required to file a registration statement to include shares pursuant to this Article VI if independent counsel, reasonably satisfactory to the COMPANY, renders an opinion to the COMPANY that the Registrable Securities proposed to be disposed of may be transferred pursuant to the provisions of Rule 144 under the Securities Act or otherwise without registration under the Securities Act.

     (ii) In connection with the registration of Registrable Securities hereunder, the COMPANY agrees to (a) bear the expenses of any registration; provided, however, that in no event shall the COMPANY be obligated to pay (1) any fees and disbursements of special counsel for holders of Registrable Securities, (2) any underwriters' discount or commission in respect of such Registrable Securities, and (3) any stock transfer taxes attributable to the sale of the Registrable Securities; (b) use its best efforts to register or qualify the Registrable Securities for offer or sale under state securities or Blue Sky laws of such jurisdictions in which such holders shall reasonably request, provided, however, that no qualification shall be required in any jurisdiction where, as a result thereof, the COMPANY would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction to which it is not then subject; and (c) enter into a cross-indemnity agreement, in customary form, with each underwriter, if any, and each holder of securities included in such registration statement.

     (iii) The COMPANY's obligations under this Article VI shall be conditioned upon a timely receipt by the COMPANY in writing of: (a) information as to the terms of such public offering furnished by or on behalf of each holder of Registrable Securities intending to make a public offering of his, her or its Registrable Securities, and (b) such other information as the COMPANY may reasonably require from such holders, or any underwriter for any of them, for inclusion in such registration statement.

                                   ARTICLE VII
                                  MISCELLANEOUS

     Section 7.1. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

     Section 7.2. Indemnities. The COMPANY shall indemnify CONSULTANT and CONSULTANT shall indemnify the COMPANY from any liability, loss, cost or damage arising as a result of the breach of obligations of the indemnifying party under this Agreement.

     Section  7.3.   Notices.   All  notices,   requests,   consents  and  other
communications hereunder shall be in writing and shall be mailed first class, registered, with postage prepaid as follows:

         If to the COMPANY addressed to:   Fusion Networks, Inc.
                                           8115 N.W. 29th Street
                                           Miami, Florida 33122
                                           Attn: Gary M. Goldfarb, President

         If to CONSULTANT addressed to:    Big Dog Ventures, Inc.
                                           4141 N.E. 2nd Ave, Suite 106A
                                           Miami, FL.  33137
                                           Attn: Michael Milberg, President

     Section 7.4. Costs and Expenses. Each party hereto shall responsible for its own costs and expenses incurred in connection with the execution and performance of this Agreement.

     Section 7.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

     Section 7.6. Disputes. Any disputes arising among the parties with respect to this Agreement shall be settled by arbitration in accordance with the rules then in effect of the American Arbitration Association in Miami, Florida. The prevailing party in any such disputes shall be entitled to recover all of its reasonable costs and attorneys fees incurred as a result of such dispute.

     Section 7.7. Entire Agreement; Amendment. This Agreement constitutes the entire Agreement between the parties relating to the subject matter hereof. No term or provision of this Agreement may be amended, altered, varied or modified except by a writing executed by all parties hereto.

     Section 7.8. Waiver. The failure of either party to insist in any one or more instances upon performance of any terms, covenants or conditions of this Agreement shall not be construed as a waiver of future performance of any such term, covenant or condition and the obligations and liabilities hereunder.

     Section 7.9. Assignment. Neither party to this Agreement may assign any of its rights, privileges or obligations hereunder without the prior written consent of the other party.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and the year first written above.

FUSION NETWORKS, INC.                       BIG DOG VENTURES, INC.

By:                                         By:
Title:                                      Title: